EXHIBIT 10.04

SUBSCRIPTION AGREEMENT AND QUESTIONNAIRE
FOR CONVERTIBLE DEBENTURES SERIES [2011] AND
SERIES [A] WARRANTS

Gentlemen:

1.
Subscription.  The undersigned, desiring to purchase Convertible Debentures Series [2011] and Series [A] Warrants to purchase common stock, par value $0.01 per share (the “Debentures” and “Warrants,” respectively, and collectively, the “Securities”) of MacroSolve, Inc., an Oklahoma corporation (the “Company”), hereby subscribes for and agrees to purchase Debentures and Warrants upon acceptance of this Subscription Agreement and Questionnaire (“Subscription Agreement”) by the Company.  The undersigned is delivering with this Subscription Agreement a check payable to the order of the Company in the amount shown at page 4 below.

2.	Representations and Warranties. By executing this Subscription Agreement, the undersigned further:

(a)
Acknowledges that the undersigned (i) has received the Summary of Terms (“Summary”), the form of Debenture and Warrant and (ii) is familiar with and understands each of the foregoing including the risk factors and other considerations referred to in the Summary and in the reports filed by the Company with the Securities and Exchange Commission (“SEC”) as described in the Summary;

(b)
Represents and warrants that the undersigned in determining to purchase the Securities has relied solely upon the documents described herein and the advice of the undersigned’s legal counsel, accountants and other financial advisers with respect to the legal, tax, investment and other consequences involved in purchasing the Securities;

(c)	Acknowledges that the Securities being acquired will be governed by the terms and conditions therein, which the undersigned accepts and by which the undersigned agrees to be legally bound;

(d)
Represents and warrants that the Securities being acquired will be acquired for the undersigned’s own account without a view to public distribution or resale and that the undersigned has no contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any Securities or any portion thereof;

(e)
Represents and warrants that the undersigned (i) can bear the economic risk of the purchase of the Securities including the total loss of the undersigned’s investment and (ii) has such knowledge and experience in business and financial matters, including the analysis of or participation in offerings of privately issued investments, as to be capable of evaluating the merits and risks of an investment in the Securities, or that the undersigned is being advised by others (acknowledged by the undersigned as being the “Purchaser Representative(s)” of the undersigned) such that they and the undersigned together are capable of making such evaluation;

(f)
Represents and warrants, if subject to the Employee Retirement Income Security Act (“ERISA”), that the undersigned is aware of and has taken into consideration the diversification requirements of Section 404(a)(3) of ERISA in determining to purchase the Securities and that the undersigned has concluded that the purchase of Securities is prudent;

(g)
Understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any state and are subject to substantial restrictions on transfer;

(h)
Agrees that the undersigned will not sell or otherwise transfer or dispose of any Securities or any portion thereof unless such Securities are registered under the Act and any other applicable state securities laws or, if sold or transferred under an exemption from registration, the undersigned obtains an opinion of counsel that it is satisfactory to the Company that the Securities may be sold in reliance on an exemption from the registration requirements;

(i)
Understands that (i) the Company has no obligation or intention to register any Securities for resale or transfer under the Act or any state securities laws or to take any action (including the filing of reports or the publication of information as required by Rule 144 under the Act) which would make available any exemption from the registration requirements of any such laws and (ii) the undersigned therefore may be precluded from selling or otherwise transferring or disposing of the Securities for an indefinite period of time or at any particular time;

(j)
Acknowledges that the undersigned has been encouraged to rely upon the advice of the undersigned’s legal counsel, accountants, investment or other financial advisers with respect to the tax and other considerations relating to the purchase of the Securities and has been offered, during the course of discussions concerning the purchase of the Securities the opportunity to ask such questions and inspect such documents concerning the Company and its business and affairs as the undersigned has requested so as to understand more fully the nature of the investment and to verify the accuracy of the information supplied;

(k)
Acknowledges that the undersigned has not relied on any information, disclosures or statements by the Company in making this investment except for those in the Summary, the Debenture, the Warrant and the Company’s reports filed with the SEC;

(l)
Represents and warrants that (i) if an individual, the undersigned is at least 21 years of age; (ii) the undersigned has adequate means of providing for the undersigned’s current needs and personal contingencies; (iii) the undersigned has no need for liquidity in the undersigned’s investment; (iv) the undersigned maintains the undersigned’s principal residence at the address shown below; (v) all investments in and commitments to non-liquid investments are, and after the purchase of the Securities will be, reasonable in relation to the undersigned’s net worth and current needs; and (vi) any financial information that is provided herewith by the undersigned, or is subsequently submitted by the undersigned at the request of the Company, does or will accurately reflect the undersigned’s financial condition with respect to which the undersigned does not anticipate any material adverse change;

(m)
Understands that no Securities commission or authority has approved or disapproved the Securities passed upon or endorsed the merits of this offering or the accuracy or adequacy of the documents delivered by the Company, or made any finding or determination as to the fairness of the Securities for public investment;

(n)	Acknowledges that the Company has the unconditional right to accept or reject this subscription;

(o)
Understands that the Securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the suitability of the undersigned to acquire the Securities;

(p)	Represents and warrants that the information set forth in this Subscription Agreement and Questionnaire concerning the undersigned is true and correct;

(q)
Represents, warrants and agrees that, if the undersigned is acquiring the Securities in a fiduciary capacity, (i) the above representations, warranties, agreements, acknowledgments and understandings shall be deemed to have been made on behalf of the person or persons for whose benefit such Securities are being acquired, (ii) the name of such person or persons is indicated below under the subscriber’s name and (iii) such further information as the Company deems appropriate shall be furnished regarding such person or persons;

(r)
Agrees to refrain from entering into a short position in the common stock of the Company, or a position through derivatives or other means that is the equivalent of a short position, while holding the Debentures.

(s)
Agrees that the Company may present the information contained herein to such persons as it deems appropriate if called upon to verify the information provided or to establish the availability of an exemption from registration under Section 4(2) of the Act, Regulation D or any state or other securities statutes or regulations or if the contents are relevant to any issue in any action, suit or proceeding which it is or may be bound; and

(t)
Agrees that any dispute concerning this investment, the Securities, the Summary or this Subscription Agreement and Questionnaire, including the issue of whether the dispute is subject to arbitration, will be resolved by arbitration in Tulsa, Oklahoma, under the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) by a single arbitrator selected by the Company from the AAA’s panel of arbitrators.

IN WITNESS WHEREOF, intending to irrevocably bind the undersigned and the personal representatives, successors and assigns of the undersigned and to be bound by this Subscription Agreement and Questionnaire, the undersigned is executing this Subscription Agreement on the date indicated.

The undersigned is subscribing for Debentures and has enclosed a check payable to the order of MacroSolve, Inc. in the amount of $___________________.

Dated:
Signature of Investor (Additional Signature if required)

Print Name of Individual, Corporation, Partnership, Plan Or Trust

Social Security Number or Tax I.D. Number under which securities shall be registered

Mailing Address

City State Zip Code

Home Telephone Number Business Telephone Number

Investor Questionnaire

Please complete the portion of the questionnaire applicable to the type of Investor.

I.           Investor Accreditation for Individual Investors.

1.	Accredited Investor Status. Please complete each of the following certifications:

(a)	I certify that I have an individual net worth (or a joint net worth with my spouse) in excess of $1,000,000 (excluding homes, home furnishings and automobiles.

Yes	No

(b)	I certify that I had individual income (excluding any income of my spouse) of more than $200,000 in each of the previous two calendar years or joint income with my spouse in excess of $300,000 in each of those years and I reasonably expect to reach the same income level in the current year.

Yes	No

II.           Accredited Investor Status for Trust Investors.

Please complete each of the following certifications.

1.	The undersigned Trust has as its trustee a bank as defined in Section 3(a)(2) of the Securities Act of 1933.

Yes	No

2.
The undersigned Trust certifies that it has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the Securities and is directed by a sophisticated person as defined in Rule 506(b)(2)ii) under the Securities Act of 1933.

Yes	No

III.	Accreditation for Corporate, Partnership or Limited Liability Company Investors.

Please complete each of the following certifications:

1.	The undersigned Corporation, Partnership or Limited Liability Company certifies that EACH of its shareholders, partners, or members meets at least ONE of the following conditions:

(a)
Each shareholder, partners, or member is a natural person whose individual net worth (or joint net worth with his/her spouse) exceeds $1,000,000 (excluding home, home furnishings and personal property).

☐ Yes ☐ No

(b)
Each shareholder, partner, or member is a natural person who had an individual income in excess of $200,000 in each of the previous two calendar years or joint income with such person’s spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level for the current calendar year.

☐ Yes ☐ No

(c)
The shareholder, partner, or member is a corporation, partnership, or limited liability company and all of the shareholders, partners, or members of such corporation, partnership, or limited liability company can answer yes to statement III.1(a) or (b) above.

☐ Yes ☐ No

2.
The undersigned Corporation, Partnership or Limited Liability Company certifies that it has total assets in excess of $5,000,000 and that it was not formed for the specific purpose of investing in the Securities.

☐ Yes ☐ No

3.
The undersigned Corporation, Partnership or Limited Liability Company certifies that it is a broker, or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 and purchasing the Securities for its own account.

☐ Yes ☐ No

4.
The undersigned Corporation, Partnership or Limited Liability Company certifies that is it an organization described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000.

☐ Yes ☐ No

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